UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY
STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Anixter International Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANIXTER INTERNATIONAL INC.
2301 Patriot Boulevard
Glenview, Illinois 60026

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF
STOCKHOLDERS TO BE HELD ON THURSDAY, APRIL 9, 2020

The following Notice of Change of Location (this “Notice”) supplements and relates to the original Notice and Proxy Statement (the “Proxy Statement”) of Anixter International Inc. (the “Company”), dated March 11, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders to be held on Thursday, April 9, 2020. This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about March 18, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY
STATEMENT.

NOTICE OF CHANGE OF LOCATION
OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 9, 2020

To the Stockholders of Anixter International Inc.:

Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and out of concern for the health and well-being of our employees and stockholders, NOTICE IS HEREBY GIVEN that the location of the Special Meeting of Stockholders (the “Special Meeting”) of Anixter International Inc. (the “Company”) has been changed. As previously announced, the Special Meeting will be held on Thursday, April 9, 2020 at 8:30 a.m. Central Time. In light of public health concerns, the Special Meeting will be held in a virtual meeting format only, via live webcast. You will not be able to attend the Special Meeting in person.

As described in the proxy materials for the Special Meeting that were previously distributed, you are entitled to participate in the Special Meeting if you were a stockholder as of the close of business on February 28, 2020, the record date. To participate in the Special Meeting at www.virtualshareholdermeeting.com/AXE2020, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following the instructions available on the Special Meeting website. Whether or not you plan to attend the Special Meeting, we urge you to vote and submit your proxy in advance of the Special Meeting by one of the methods described in the proxy materials for the Special Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Special Meeting.

By Order of the Board of Directors,

Justin C. Choi
Executive Vice President, General Counsel & Secretary

March 18, 2020

The Special Meeting on April 9, 2020 at 8:30 a.m. Central Time will be accessible at www.virtualshareholdermeeting.com/AXE2020. The Company’s proxy statement and Annual Report on Form 10-K for the fiscal year ended January 3, 2020, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020, are available on our Investor Relations website at http://investors.anixter.com/financials/sec-filings/default.aspx. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.